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The following communication was a presentation made March 24.

Immer effizienter und klimafreundlicher – aber reicht das?
Die globale Energieprognose bis 2040 von ExxonMobil



EID Kraftstoff-Forum

24.3.2021

Dr. Thorsten Hinz, ExxonMobil

ExxonMobil

The Outlook for Energy includes Exxon Mobil Corporation's internal estimates of both historical levels and projections of challenging topics such as energy demand, supply, and trends through 2040 based upon internal data and analyses as well as publicly available information from many external sources including the International Energy Agency. Separate from ExxonMobil's analysis, we include a number of third party scenarios such as the EMF-27 scenarios and the IEA's Sustainable Development Scenario. Third-party scenarios discussed in this report reflect the modeling assumptions and outputs of their respective authors, not ExxonMobil, and their use and inclusion herein is not an endorsement by ExxonMobil of their likelihood or probability. Work on the Outlook and report was conducted during 2018 and the first half of 2019. The report contains forward looking statements, including projections, targets, expectations, estimates and assumptions of future behaviors. Actual future conditions and results (including energy demand, energy supply, the growth of energy demand and supply, the impact of new technologies, the relative mix of energy across sources, economic sectors and geographic regions, imports and exports of energy) could differ materially due to changes in economic conditions, the ability to scale new technologies on a cost-effective basis, unexpected technological developments, the development of new supply sources, changes in law or government policy, political events, demographic changes and migration patterns, trade patterns, the development and enforcement of global, regional or national mandates, and other factors discussed herein and under the heading "Factors Affecting Future Results" in the Investors section of our website at www.exxonmobil.com. This material is not to be used or reproduced without the permission of Exxon Mobil Corporation. All rights reserved.

Wichtige zusätzliche Informationen zur Proxy Solicitation: Diese Präsentation enthält Informationen zu einer Vielzahl von Themen, die für Anteilsinhaber von Interesse sein könnten. Einige davon können sich auf Unterlagen der Gesellschaft betreffend die Proxy Solicitation beziehen. Important Additional Information Regarding Proxy Solicitation Exxon Mobil Corporation (“ExxonMobil”) has filed a definitive proxy statement and form of associated BLUE proxy card with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for ExxonMobil’s 2021 Annual Meeting (the “Proxy Statement”). ExxonMobil, its directors and certain of its executive officers will be participants in the solicitation of proxies from shareholders in respect of the 2021 Annual Meeting. Information regarding the names of ExxonMobil’s directors and executive officers and their respective interests in ExxonMobil by security holdings or otherwise is set forth in the Proxy Statement. To the extent holdings of such participants in ExxonMobil’s securities are not reported, or have changed since the amounts described, in the Proxy Statement, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Details concerning the nominees of ExxonMobil’s Board of Directors for election at the 2021 Annual Meeting are included in the Proxy Statement. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SHAREHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE COMPANY’S DEFINITIVE PROXY STATEMENT AND ANY SUPPLEMENTS THERETO AND ACCOMPANYING BLUE PROXY CARD, BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Investors and shareholders can obtain a copy of the Proxy Statement and other relevant documents filed by ExxonMobil free of charge from the SEC’s website, www.sec.gov. ExxonMobil’s shareholders can also obtain, without charge, a copy of the Proxy Statement and other relevant filed documents by directing a request by mail to ExxonMobil Shareholder Services at 5959 Las Colinas Boulevard, Irving, Texas, 75039-2298 or at shareholderrelations@exxonmobil.com or from the investor relations section of ExxonMobil’s website, www.exxonmobil.com/investor. Wichtige zusätzliche Informationen zur Proxy Solicitation: Diese Präsentation enthält Informationen zu einer Vielzahl von Themen, die für Anteilsinhaber von Interesse sein könnten. Einige davon können sich auf Unterlagen der Gesellschaft betreffend die Proxy Solicitation beziehen. Important Additional Information Regarding Proxy Solicitation Exxon Mobil Corporation (“ExxonMobil”) has filed a definitive proxy statement and form of associated BLUE proxy card with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for ExxonMobil’s 2021 Annual Meeting (the “Proxy Statement”). ExxonMobil, its directors and certain of its executive officers will be participants in the solicitation of proxies from shareholders in respect of the 2021 Annual Meeting. Information regarding the names of ExxonMobil’s directors and executive officers and their respective interests in ExxonMobil by security holdings or otherwise is set forth in the Proxy Statement. To the extent holdings of such participants in ExxonMobil’s securities are not reported, or have changed since the amounts described, in the Proxy Statement, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Details concerning the nominees of ExxonMobil’s Board of Directors for election at the 2021 Annual Meeting are included in the Proxy Statement. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SHAREHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE COMPANY’S DEFINITIVE PROXY STATEMENT AND ANY SUPPLEMENTS THERETO AND ACCOMPANYING BLUE PROXY CARD, BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Investors and shareholders can obtain a copy of the Proxy Statement and other relevant documents filed by ExxonMobil free of charge from the SEC’s website, www.sec.gov. ExxonMobil’s shareholders can also obtain, without charge, a copy of the Proxy Statement and other relevant filed documents by directing a request by mail to ExxonMobil Shareholder Services at 5959 Las Colinas Boulevard, Irving, Texas, 75039-2298 or at shareholderrelations@exxonmobil.com or from the investor relations section of ExxonMobil’s website, www.exxonmobil.com/investor.

EXXONMOBIL 2019 OUTLOOK FOR ENERGY Energy Outlook Development 100 countries 15 demand sectors 20 fuel trade types flows technology & policyEXXONMOBIL 2019 OUTLOOK FOR ENERGY Energy Outlook Development 100 countries 15 demand sectors 20 fuel trade types flows technology & policy

DUAL CHALLENGEDUAL CHALLENGE

EXXONMOBIL 2019 OUTLOOK FOR ENERGY The economy and population drive energy demand FUNDAMENTALS 12EXXONMOBIL 2019 OUTLOOK FOR ENERGY The economy and population drive energy demand FUNDAMENTALS 12

Daily energy demand Hamburg Washington D.C.Daily energy demand Hamburg Washington D.C.

EXXONMOBIL 2019 OUTLOOK FOR ENERGY World Energy Trends Indexed to 2017 +71 trillion GDP +1.6 billion people +20 percent demand +5 percent carbon emissions 2040 2017 14EXXONMOBIL 2019 OUTLOOK FOR ENERGY World Energy Trends Indexed to 2017 +71 trillion GDP +1.6 billion people +20 percent demand +5 percent carbon emissions 2040 2017 14

EXXONMOBIL 2019 OUTLOOK FOR ENERGY The Energy Challenge 2040 Global Demand: Outlook vs. IEA Scenarios Quadrillion BTUs Renewables Nuclear Gas Oil Coal Source: Estimates based on IEA World Energy Outlook 2018 and 2019 Outlook for Energy; includes adjustments to common basisEXXONMOBIL 2019 OUTLOOK FOR ENERGY The Energy Challenge 2040 Global Demand: Outlook vs. IEA Scenarios Quadrillion BTUs Renewables Nuclear Gas Oil Coal Source: Estimates based on IEA World Energy Outlook 2018 and 2019 Outlook for Energy; includes adjustments to common basis

EXXONMOBIL 2019 OUTLOOK FOR ENERGY DEMAND: POLICY. TECHNOLOGY. CONSUMER PREFERENCES. All three impact how the world uses energy. THREE DRIVERS 20EXXONMOBIL 2019 OUTLOOK FOR ENERGY DEMAND: POLICY. TECHNOLOGY. CONSUMER PREFERENCES. All three impact how the world uses energy. THREE DRIVERS 20

EXXONMOBIL 2019 OUTLOOK FOR ENERGY Technology Contributes to the Fuel Mix Primary energy demand Quadrillion BTUs Other Renewables Nuclear Hydro Unconventional Gas Gas Deepwater, Oil Sands, Tight Oil Oil Coal Biomass Source: Smil, Energy Transitions (1800-1960)EXXONMOBIL 2019 OUTLOOK FOR ENERGY Technology Contributes to the Fuel Mix Primary energy demand Quadrillion BTUs Other Renewables Nuclear Hydro Unconventional Gas Gas Deepwater, Oil Sands, Tight Oil Oil Coal Biomass Source: Smil, Energy Transitions (1800-1960)

EXXONMOBIL 2019 OUTLOOK FOR ENERGY Global Energy Demand and Supply By Sector By Fuel Quadrillion BTUs Quadrillion BTUs 750 750 Other Renewables Res/Comm Biomass Nuclear Industrial 500 500 Coal Gas Electricity Generation 250 250 Oil Transportation 0 0 2000 2020 2040 2000 2020 2040EXXONMOBIL 2019 OUTLOOK FOR ENERGY Global Energy Demand and Supply By Sector By Fuel Quadrillion BTUs Quadrillion BTUs 750 750 Other Renewables Res/Comm Biomass Nuclear Industrial 500 500 Coal Gas Electricity Generation 250 250 Oil Transportation 0 0 2000 2020 2040 2000 2020 2040

TransportationTransportation

EXXONMOBIL 2019 OUTLOOK FOR ENERGY Transportation Demand Demand by Region Sector Demand MBDOE MBDOE ‘17‘25 75 30 ‘40 Rail Marine Aviation 50 20 Heavy Duty U.S. 25 10 Light Duty 0 0 OECD China India Other AP Rest of 2000 2020 2040 Non-OECD WorldEXXONMOBIL 2019 OUTLOOK FOR ENERGY Transportation Demand Demand by Region Sector Demand MBDOE MBDOE ‘17‘25 75 30 ‘40 Rail Marine Aviation 50 20 Heavy Duty U.S. 25 10 Light Duty 0 0 OECD China India Other AP Rest of 2000 2020 2040 Non-OECD World

EXXONMOBIL 2019 OUTLOOK FOR ENERGY New Light Duty Vehicle Efficiency New Vehicles by Type Average New Vehicle Efficiency Million On-Road Miles per Gallon 150 120 120 Elec/Plug-in/Fuel Cell Hybrid Natural Gas & LPG 100 100 Diesel Gasoline 100 80 80 Global 60 60 Average Europe 50 40 40 U.S. 20 20 0 0 0 2017 2025 2040 2010 2010 2020 2020 2030 2030 2040 2040EXXONMOBIL 2019 OUTLOOK FOR ENERGY New Light Duty Vehicle Efficiency New Vehicles by Type Average New Vehicle Efficiency Million On-Road Miles per Gallon 150 120 120 Elec/Plug-in/Fuel Cell Hybrid Natural Gas & LPG 100 100 Diesel Gasoline 100 80 80 Global 60 60 Average Europe 50 40 40 U.S. 20 20 0 0 0 2017 2025 2040 2010 2010 2020 2020 2030 2030 2040 2040

EXXONMOBIL 2019 OUTLOOK FOR ENERGY Hypothetical electric vehicle sensitivity Liquids demand by sector Electricity demand Demand increase Thousand TWh MBDOE Thousand TWh Light duty transportation Sensitivity liquids Sensitivity demand Outlook Commercial transportation Other renewables Wind/solar Nuclear Chemicals Gas Other industrial Coal Power generation / Oil Residential / CommercialEXXONMOBIL 2019 OUTLOOK FOR ENERGY Hypothetical electric vehicle sensitivity Liquids demand by sector Electricity demand Demand increase Thousand TWh MBDOE Thousand TWh Light duty transportation Sensitivity liquids Sensitivity demand Outlook Commercial transportation Other renewables Wind/solar Nuclear Chemicals Gas Other industrial Coal Power generation / Oil Residential / Commercial

EXXONMOBIL PERSPECTIVES COVID-19 projected to have largest impact on discretionary travel % Delta vs ‘19 Global primary energy demand Projected global primary energy demand Quads contraction in Medium case GFC COVID-19 COVID-19 Global Financial Crisis '09 vs'08 '20 vs '19 Quads ’20* vs ’19 ‘09 vs ‘08 - Light-Duty + Aviation Medium Downside Upside Commercial Trans Ex Aviation Industrial (20) Power Generation Residential / Commercial (40) *Medium case. Source: Primary Energy from ExxonMobil’s analysis based on IEA and other credible third party sourcesEXXONMOBIL PERSPECTIVES COVID-19 projected to have largest impact on discretionary travel % Delta vs ‘19 Global primary energy demand Projected global primary energy demand Quads contraction in Medium case GFC COVID-19 COVID-19 Global Financial Crisis '09 vs'08 '20 vs '19 Quads ’20* vs ’19 ‘09 vs ‘08 - Light-Duty + Aviation Medium Downside Upside Commercial Trans Ex Aviation Industrial (20) Power Generation Residential / Commercial (40) *Medium case. Source: Primary Energy from ExxonMobil’s analysis based on IEA and other credible third party sources

EXXONMOBIL PERSPECTIVES Oil demand projected recovery differs by region and transportation mode Oil demand High frequency indicators for transportation oil demand MBDOE EM retail sales data; OAG commercial flights (% vs 2019) AP Medium Downside Upside Europe US % Delta vs ‘19 Global Commercial Flights* through Sept 28 Oil ex biofuels Weekly EM branded gasoline and diesel retail sales data grouped by region (does not represent all fuel consumption Source: Oil demand from ExxonMobil’s analysis based on IEA and other credible third party sources and fuel demand for all countries in the region). *OAG COVID trackerEXXONMOBIL PERSPECTIVES Oil demand projected recovery differs by region and transportation mode Oil demand High frequency indicators for transportation oil demand MBDOE EM retail sales data; OAG commercial flights (% vs 2019) AP Medium Downside Upside Europe US % Delta vs ‘19 Global Commercial Flights* through Sept 28 Oil ex biofuels Weekly EM branded gasoline and diesel retail sales data grouped by region (does not represent all fuel consumption Source: Oil demand from ExxonMobil’s analysis based on IEA and other credible third party sources and fuel demand for all countries in the region). *OAG COVID tracker

EXXONMOBIL 2019 OUTLOOK FOR ENERGY Energy-related CO2 emissions projected to peak before 2040 EMISSIONS 48EXXONMOBIL 2019 OUTLOOK FOR ENERGY Energy-related CO2 emissions projected to peak before 2040 EMISSIONS 48

EXXONMOBIL 2019 OUTLOOK FOR ENERGY E.U. Energy Trends Indexed to 2017 +8 trillion GDP -1.4 million people -16 percent demand -35 percent carbon emissions 2040 2017 49EXXONMOBIL 2019 OUTLOOK FOR ENERGY E.U. Energy Trends Indexed to 2017 +8 trillion GDP -1.4 million people -16 percent demand -35 percent carbon emissions 2040 2017 49

EXXONMOBIL 2019 OUTLOOK FOR ENERGY Technology key to reducing societal costs of 2ºC pathway Costs borne by society to lower GHG emissions Technology Breakthrough Opportunities Power grid reliability & long-duration storage: o Hypothetical ~2 C Batteries, chemical storage, hydrogen ~2 B policy / technology Higher Below frontier societal Poverty Lower-carbon commercial transport: algae & costs cellulosic biofuels, fuel cells, batteries Lower-carbon industrial processes: carbon capture, hydrogen, process intensification Advanced, less carbon-intensive materials for Technology advances likely to efficient buildings and infrastructure reduce costs of policies on society Negative emissions: bioenergy with carbon capture, Lower direct air capture, CO utilization 2 societal costs Societal Costs / Technology matrix is illustrative only Technology advancement Existing Advances Breakthrough (e.g. natural gas, (e.g. negative emissions, storage, wind, solar, CCS) CCU, advanced biofuels)EXXONMOBIL 2019 OUTLOOK FOR ENERGY Technology key to reducing societal costs of 2ºC pathway Costs borne by society to lower GHG emissions Technology Breakthrough Opportunities Power grid reliability & long-duration storage: o Hypothetical ~2 C Batteries, chemical storage, hydrogen ~2 B policy / technology Higher Below frontier societal Poverty Lower-carbon commercial transport: algae & costs cellulosic biofuels, fuel cells, batteries Lower-carbon industrial processes: carbon capture, hydrogen, process intensification Advanced, less carbon-intensive materials for Technology advances likely to efficient buildings and infrastructure reduce costs of policies on society Negative emissions: bioenergy with carbon capture, Lower direct air capture, CO utilization 2 societal costs Societal Costs / Technology matrix is illustrative only Technology advancement Existing Advances Breakthrough (e.g. natural gas, (e.g. negative emissions, storage, wind, solar, CCS) CCU, advanced biofuels)

Low Emissions Transportation with Advanced Biofuels Target 10kbd Modified Photosynthetic Oil algae growth accumulation by 2025 CO 2 Sunlight Water Nutrients Biomass Conversion Bio-conversion growth to sugars to fuel 2019 Energy and Carbon Summary 58Low Emissions Transportation with Advanced Biofuels Target 10kbd Modified Photosynthetic Oil algae growth accumulation by 2025 CO 2 Sunlight Water Nutrients Biomass Conversion Bio-conversion growth to sugars to fuel 2019 Energy and Carbon Summary 58

EXXONMOBIL 2019 OUTLOOK FOR ENERGY

Key takeaways from 2040 projections

Energy is fundamental for modern life

Global energy demand rises by 20 percent; market demand trends differ for OECD and non-OECD

Global electricity demand rises 60 percent

Almost half of the world's energy is dedicated to industrial activity

Commerce and trade drive transportation energy consumption up more than 25 percent

Global energy related CO_2 emissions peak, but remain above assessed 2°C scenarios

Oil and natural gas remain important energy sources and require significant investment

ExxonMobil

EXXONMOBIL 2019 OUTLOOK FOR ENERGY The Outlook for Energy includes Exxon Mobil Corporation’s internal estimates of both historical levels and projections of challenging topics such as energy demand, supply, and trends through 2040 based upon internal data and analyses as well as publicly available information from many external sources including the International Energy Agency. Separate from ExxonMobil’s analysis, we include a number of third party scenarios such as the EMF 27 scenarios and the IEA’s Sustainable Development Scenario. Third-party scenarios discussed in this report reflect the modeling assumptions and outputs of their respective authors, not ExxonMobil, and their use and inclusion herein is not an endorsement by ExxonMobil of their likelihood or probability. Work on the Outlook and report was conducted during 2018 and the first half of 2019. The report contains forward looking statements, including projections, targets, expectations, estimates and assumptions of future behaviors. Actual future conditions and results (including energy demand, energy supply, the growth of energy demand and supply, the impact of new technologies, the relative mix of energy across sources, economic sectors and geographic regions, imports and exports of energy) could differ materially due to changes in economic conditions, the ability to scale new technologies on a cost-effective basis, unexpected technological developments, the development of new supply sources, changes in law or government policy, political events, demographic changes and migration patterns, trade patterns, the development and enforcement of global, regional or national mandates, and other factors discussed herein and under the heading “Factors Affecting Future Results” in the Investors section of our website at www.exxonmobil.com. This material i s not to be used or reproduced without the permission of Exxon Mobil Corporation. All rights reserved.. 65EXXONMOBIL 2019 OUTLOOK FOR ENERGY The Outlook for Energy includes Exxon Mobil Corporation’s internal estimates of both historical levels and projections of challenging topics such as energy demand, supply, and trends through 2040 based upon internal data and analyses as well as publicly available information from many external sources including the International Energy Agency. Separate from ExxonMobil’s analysis, we include a number of third party scenarios such as the EMF 27 scenarios and the IEA’s Sustainable Development Scenario. Third-party scenarios discussed in this report reflect the modeling assumptions and outputs of their respective authors, not ExxonMobil, and their use and inclusion herein is not an endorsement by ExxonMobil of their likelihood or probability. Work on the Outlook and report was conducted during 2018 and the first half of 2019. The report contains forward looking statements, including projections, targets, expectations, estimates and assumptions of future behaviors. Actual future conditions and results (including energy demand, energy supply, the growth of energy demand and supply, the impact of new technologies, the relative mix of energy across sources, economic sectors and geographic regions, imports and exports of energy) could differ materially due to changes in economic conditions, the ability to scale new technologies on a cost-effective basis, unexpected technological developments, the development of new supply sources, changes in law or government policy, political events, demographic changes and migration patterns, trade patterns, the development and enforcement of global, regional or national mandates, and other factors discussed herein and under the heading “Factors Affecting Future Results” in the Investors section of our website at www.exxonmobil.com. This material i s not to be used or reproduced without the permission of Exxon Mobil Corporation. All rights reserved.. 65

Important Additional Information Regarding Proxy Solicitation

Exxon Mobil Corporation (“ExxonMobil”) has filed a definitive proxy statement and form of associated BLUE proxy card with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for ExxonMobil’s 2021 Annual Meeting (the “Proxy Statement”). ExxonMobil, its directors and certain of its executive officers will be participants in the solicitation of proxies from shareholders in respect of the 2021 Annual Meeting. Information regarding the names of ExxonMobil’s directors and executive officers and their respective interests in ExxonMobil by security holdings or otherwise is set forth in the Proxy Statement. To the extent holdings of such participants in ExxonMobil’s securities are not reported, or have changed since the amounts described, in the Proxy Statement, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Details concerning the nominees of ExxonMobil’s Board of Directors for election at the 2021 Annual Meeting are included in the Proxy Statement. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SHAREHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE COMPANY’S DEFINITIVE PROXY STATEMENT AND ANY SUPPLEMENTS THERETO AND ACCOMPANYING BLUE PROXY CARD, BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Investors and shareholders can obtain a copy of the Proxy Statement and other relevant documents filed by ExxonMobil free of charge from the SEC’s website, www.sec.gov. ExxonMobil’s shareholders can also obtain, without charge, a copy of the Proxy Statement and other relevant filed documents by directing a request by mail to ExxonMobil Shareholder Services at 5959 Las Colinas Boulevard, Irving, Texas, 75039-2298 or at shareholderrelations@exxonmobil.com or from the investor relations section of ExxonMobil’s website, www.exxonmobil.com/investor.